Exhibit 99.1

Investor Presentation March 2, 2012 Powering Growth . . . . . . Generating Stability

Cautionary Note Regarding Forward-looking Statements To the extent any statements made in presentation contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended and under Canadian securities law (collectively “forward-looking statements”). These forward-looking statements relate to, among other things: (i) Atlantic Power Corporation’s (“ATP”, “Atlantic Power” or the “Company”) expectation to commit approximately $300 million of equity on an annual basis; and (ii) ATP’s expected payout ratio of 2012. Forward-looking statements can generally be identified by the use of words such as “should,” “intend,” “may,” “expect,” “believe,” “anticipate,” “estimate,” “continue,” “plan,” “project,” “will,” “could,” “would,” “target,” “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although ATP believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions set out below. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things: (i) the availability to ATP of investment and acquisition opportunities; (ii) Atlantic Power’s access to capital and the state of the capital markets; (iii) the amount of distributions expected to be received from the company’s projects and the company’s estimated net cash tax refunds; (iv) the amount of dividends expected to be paid by ATP in 2012; and (v) the other risk factors relating to the company and the power industry, as detailed from time to time in the company’s filings with the SEC and Canadian securities regulators. Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the Company’s 10-K for the year ended December 31, 2011 under the section entitled “Risk Factors”. These forward-looking statements are made as of the date of this communication and, except as expressly required by applicable law, ATP assumes no obligation to update or revise them to reflect new events or circumstances. Disclaimer –Pro Forma Financial Information Atlantic Power completed its acquisition of Capital Power Income L.P., (the “Partnership”) on November 5, 2011. For the purposes of this presentation, 2011 Project Adjusted EBITDA is presented on a pro forma basis assuming the acquisition was effected on January1, 2011 and that Atlantic Power received a full year of Project Adjusted EBITDA from the 18 Partnership projects. The pro forma information has been presented for informational purposes only and is not necessarily indicative of what the combined company’s results of operations and financial position would have been for the period presented. The pro forma information does not purport to project the future results of operations or financial position of the combined company. All amounts in this presentation are in US$ unless otherwise stated. 2

Year End 2011 Highlights • Acquired Capital Power Income L.P., now Atlantic Power Limited Partnership (the “Partnership”), on November 5, 2011 for a total enterprise value of approximately $1.8 billion . increasing outstanding shares by 64% and doubling the enterprise value of the Company to approximately $3.3 billion; . adding 18 generation projects and increasing the Company’s net generating capacity by 143% to 2,116 MW; . diversifying the Company’s portfolio by adding plants in new regions of the United States and eight Canadian plants in Ontario and British Columbia; . establishing Atlantic Power as the owner operator for over half of its projects; and . increasing Atlantic Power’s employee count to 277 and adding offices in Toronto, Vancouver, Chicago and San Diego • Acquired a 30% interest in Rockland Wind, an 80 MW wind farm in American Falls, Idaho in December 2011, bringing the Company’s total net generating capacity to 2,140 MW 3

Investment Highlights • A Unique Power Infrastructure Company with an attractive yield . Diversified fleet of 31 power generation projects totaling 2,140 MW of generating capacity in operation and an additional 53 MW under construction in major markets in North America and an 84 mile, 500 kilovolt transmission line in California . Target accretive growth through proprietary / partnership development opportunities . Cash flows are largely contracted, producing stable cash flows to sustain a monthly dividend (Cdn$1.15/share/year) • Current market capitalization of $1.6 Bn and Enterprise Value of $3.3 Bn . Excellent access to capital in public markets in the United States and Canada • Listed on both the TSX (TSX:ATP) and NYSE (NYSE:AT) . Average daily trading volume over the last 3 months across both exchanges was approx 650k shares . Approximately 113.5 million shares outstanding with a large public float . Ownership: 32% Institutional (50% Canada; 47% U.S.; 3% International) . Top shareholders include: BlackRock Fund Advisors, TD Asset Management; State Street Global Advisors . Current yield of approximately 8% 4

Key Drivers of ATP’s Business Model Atlantic Power relies on its competitive strengths to pursue accretive growth opportunities to increase the value of the company while generating stable cash flows from operations to support dividend sustainability • Opportunistic outlook on acquisitions within dynamic energy markets • Industry reputation and relationships yielding proprietary investment opportunities • Partner with and invest in experienced development companies to access late-stage development opportunities • Broad access to public and private capital in Canada and the United States • Seasoned operations team • Diversified, contracted power base provides stable cash flows • Re-contracting expertise • Executive team members each have over 25 years of power generation experience and strong backgrounds in investment banking and financial markets • Proactive risk management Competitive Strengths 5

Atlantic’s Fleet of Assets • Large and diverse portfolio of assets with 2,140 MW of net generation across 31 facilities • Largely contracted asset base provides predictable and stable revenue, margins and cash flows • Average remaining PPA life of 8.4 years • 95% of generation off-takers are investment grade rated based on 2011 EBITDA • Footprint in Canada provides opportunities for acquisition and development in Ontario and British Columbia • Well-maintained facilities with 2011 availability of 97% across the fleet • 95% of net capacity from clean power based on MW PERC Facilities Biomass Gas Coal Transmission Wind Hydro Wind_Green_(Richard_v01_DTP-DY)Biomass_Green_(Richard_v01_DTP-DY)Coal_Green_(Richard_v01_DTP-DY)Gas_Green_(Richard_v01_DTP-DY)Hydro_Green_(Richard_v01_DTP-DY)Transmission_Green_(Richard_v01_DTP-DY)Note: 31 facilities does not include Piedmont which is currently under construction and expected to be delivered in late 2012; Path 15 is not included, as it is a transmission line. 6

Diversified, High Quality Assets Fleet has significant fuel and regional diversification and high historical availability based on MW Historical Availability (%) 95% 95% 97% 2009 2010 2011 North East 23% North West 15% South East 23% South West 39% United States 85% Canada 15% Natural Gas 77% Biomass 9% Coal 5% Hydro 6% Wind 3% 7

Cash Flows Supported by Contracted Generation 2012 2013 2013 2013 2013 2013 2014 2014 2017 2017 2018 2018 2019 2019 2019 2020 2020 2020 2022 2022 2022 2022 2023 2023 2024 2027 2027 2028 2030 2032 2034 2036 2037 Kenilworth Badger Creek Greeley Auburndale Lake Gregory Tunis Selkirk Kapuskasing North Bay Williams Lake Pasco North Island Naval Training Center Naval Station Calstock Oxnard Delta-Person Manchief Frederickson Nipigon Moreseby Lake Orlando Morris Chambers Curtis Palmer Mamquam Cadillac Idaho Wind Piedmont Path 15 Rockland Koma Kulshan (1) Excludes Path 15 and is weighted by MW; (2) Path 15 has a 30 year regulatory life and a 2004 COD; • Weighted Average Remaining PPA Life: 8.4 years(1) • Weighted Average Remaining Asset Useful Life: 21.2 years(2) PPA Expiries Recent project acquisitions 8

AtlanticPower Corporation

Diversity Mitigates Near-Term Re-contracting Risk

No single project contributed more than 11% to 2011 Adjusted Project EBITDA*



Auburndale 11%
Curtis Palmer 11%
Lake 10%
Path 15 8%
Williams Lake 6%
Manchief 6%
Selkirk 5%
Chambers 5%
Frederickson 4%
Other 34%

No project in the **Other** category contributes more than **3%** to Project EBITDA

Auburndale and **Lake** are the most significant contributors with contracts expiring in the near term

Curtis Palmer's PPA expires in 2027

22 1,235 MW
Baseload

- Kenilworth
- Gregory
- Tunis
- Kapuskasing
- North Bay
- Williams Lake
- Naval Station
- Naval Training Centre
- North Island
- Calstock
- Frederickson
- Nipigon
- Moresby Lake
- Orlando
- Morris
- Chambers
- Curtis Palmer
- Mamquam
- Cadillac
- Idaho Wind
- Piedmont
- Rockland
- Koma Kulshan

6 582 MW
Cycling

- **Auburndale**
- **Lake**
- Greeley
- Selkirk
- Pasco
- Oxnard

Auburndale and Lake:
- Contracts expire in 2013
- Efficient mid-merit plants in FRCC
- Run 5 days/week; 10-12 hrs/day
- Dispatch pattern was steady through recession
- Request for Offers were sent out in January; discussions underway

3 376 MW
Peaking

- Badger Creek
- Delta Person
- Manchief

* Represents Pro Forma 2011 Project Adjusted EBITDA, assuming Atlantic Power had owned the Partnership as of January 1, 2011. The Pro Forma 2011 Project Adjusted EBITDA in this presentation is used solely for an understanding of the risk of PPA expiry to Project Adjusted EBITDA and is based on unaudited pro forma results.

9

AtlanticPower Corporation

Strong Outlook on Growth at Atlantic Power

ATP expects to commit approximately $300 million of equity on an annual basis

Historical Project Adjusted EBITDA from Acquisitions (US$MM)


$71.9
$78.2
$84.8
$125.5*
2008
2009
2010
2011

2008
- Acquired Auburndale Power Partners LP ($45.0MM)

2009
- Acquired 40% interest in Rollcast energy Inc. ($3.0MM)
- Sale of interests in Stockton and Mid Georgia

2010
- Increased interest in Rollcast to 60% ($2.0MM)
- Acquired 27.6% interest in Idaho Wind Partners ($40.0MM)
- Announced financing for Piedmont Biomass Project ($75.0MM)
- Acquired Cadillac Renewable Energy ($38MM)
- Sale of Rumford ($2.0 MM)

2011
- Acquired the Partnership (approx $1 billion)
- Acquired 30% interest in Rockland Wind ($12.5 MM)
- Sale of Topsham ($8.5 MM)

Growth Highlights

- Focus on North American power market
- ATP management has a demonstrated track record of delivering accretive acquisitions
- ATP doubled its enterprise value in 2011 with Partnership acquisition
- Leverage relationships and reputation to access and acquire proprietary transactions
- Growth is opportunistic and responsive to changing energy markets, e.g. renewables initiatives driving creation of long-term PPAs
- Invest in development pipelines that have viable, accretive projects entering construction or late-stage development
- Option to use stock for corporate acquisitions

*Includes two months of contributions from the Partnership projects. Note: All amounts are in US$ and represent only equity invested.

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Canadian Hills ATP has purchased the right to commit up to 100% of permanent equity in a 300 MW wind project in Oklahoma Project Details Location 20 miles outside Oklahoma City, OK MW 298.45 PPA Offtakers Southwestern Electric Power Company (201.25 MW/20 years) Oklahoma Municipal Power Authority (49.2 MW/25 years) TBD (48 MW) Estimated Total Cost $460 million Atlantic Investment Current: Invested $23million of late-stage development capital Expected: Up to $170 million of permanent equity Tax Equity Investment Balance of project cost, $290 million, expected to be provided by consortium of tax equity investors Expected Close April 2012 Expected COD November 2012 11

Dividend Stability • ATP management continues to be committed to the sustainability of the dividend, and focuses on accretive acquisitions to increase cash available for distribution • Payout ratio expected to be 90% to 97% in 2012 • ATP is targeting a more conservative payout ratio on a go forward basis, providing increased flexibility to execute Atlantic’s growth strategy ATP Dividends (Cdn$/Share) ATP increased its dividend to Cdn$1.15/share on an annual basis at the close of the Partnership acquisition $1.00 $1.04 $1.06 $1.06 $1.09 $1.09 $1.10 $1.15 2005 2006 2007 2008 2009 2010 2011 2012 Note: The incremental increase in 2011 reflects the increase to the dividend at the year end 2011 in conjunction with the acquisition of the Partnership. 12

Managing Volatility to Enhance Stability Atlantic Power continues to manage exposure to risks that would impact the stability of its cash flows • Re-contracting PPAs with investment grade counterparties • Commodity hedges and PPAs with fuel pass-through features to reduce exposure to spot market fuel pricing • Interest rate swaps • Foreign currency forward contracts • Proven technologies • Partnering with experienced developers and contractors • Tax planning • Capex strategy aimed at sustaining steady cash flow generation • Operational excellence through efficiency and safety programs at the projects Risk Management 13

Management of Capital Structure and Credit Rating 14 • Atlantic’s debt structure has a balance of project level non-recourse debt that amortizes over the life of the project assets and corporate level debt • We anticipate that the project acquisitions we are targeting will be leveraged at approx 50% debt to cap . This plus existing project debt amortization contributes to gradual de-leveraging • Atlantic acquired its corporate credit rating in Q3 2011 and is committed to developing an ongoing dialogue with rating agencies to improve understanding of ATP’s business model . Successful progress on integration is removing one uncertainty that was prominent for agencies • Business model does not require leverage above current book debt to cap of 60% Gradual Delevering 0 10 20 30 40 50 60 2012 2013 2014 2015 2016 2017 2018 2019 2020 ATP Existing Non-Recourse Project Level Debt Repayment Schedule (Cdn$mm) Note: Capital Structure as of December 31, 2011 can be found in the Appendix 14

Appendix 15

Capital Structure Capitalization ($000) December 31, 2011 Cash and Cash Equivalents 60,651 Debt Convertible Debentures 189,563 New Senior Unsecured Notes 460,000 Partnership Senior Unsecured Notes 621,490 Revolving credit facilities 58,000 Project-level Debt 333,789 Total Debt 1,662,842 Total Shareholder’s Equity 1,115,781 Total Capitalization 2,778,623 Total Debt/Capitalization 60% 16 Note: All figures listed denoted in USD unless otherwise noted; USD/CAD exchange rate of $1.017as of December 31, 2011 16

Mitigating Foreign Currency and Interest Rate Exposure • Canadian denominated cash flows from eight Canadian plants (320 MW) provides a natural hedge against Cdn$ exposure, as the remainder of the fleet generates U.S. denominated cash flows • Currency forward contracts are managed along with natural hedges from project cash flows to reduce exposure to foreign exchange rates Cash Flows Currency Forwards ATP has 93% of its Canadian denominated obligations hedged through 2013 • Atlantic Power has predominantly fixed rate debt including convertible debentures and corporate bonds and has executed interest rate swaps related to some variable-rate debt at its projects • ATP’s outstanding variable debt is made up of project level debt and its corporate revolver, representing 12% of total outstanding debt • Fixed corporate debt represents 59% of the total outstanding debt Interest Rate Swaps Fixed Debt 88% of ATP’s outstanding debt has fixed interest rates 17

AtlanticPower Corporation

Summary of Operating Projects

Operating projects are diversified across geography and investment-grade utility customers

Project Name	Location	Type	Total MW	Economic Interest	Net MW	Electricity Purchaser	Contract Expiry	S&P Credit Rating
Auburndale	Florida	Natural Gas	155	100%	155	Progress Energy Florida	2013	BBB+
Idaho Wind	Idaho	Wind	183	27.6%	50	Idaho Power Company	2030	BBB
Lake	Florida	Natural Gas	121	100%	121	Progress Energy Florida	2013	BBB+
Pasco	Florida	Natural Gas	121	100%	121	Tampa Electric Co.	2018	BBB
Cadillac	Michigan	Woody Biomass	40	100%	40	Consumers of Michigan	2028	BBB-
Chambers	New Jersey	Coal	263	40%	89	Atlantic City Electric	2024	BBB+
					16	DuPont	2024	BBB+
Path 15	California	Transmission	N/A	100%	N/A	California Utilities via CAISO	2034	BBB+ to A
Orlando	Florida	Natural Gas	129	50%	65	Progress Energy Florida	2023	BBB+
Selkirk	New York	Natural Gas	345	17.7%	49	Consolidated Edison	2014	A-
					15	Merchant	N/A	N/R
Gregory	Texas	Natural Gas	400	17.1%	59	Fortis Energy Marketing and Trading	2013	AA
					4	Sherwin Alumina	2020	N/R
					6	Merchant	N/A	N/A
Badger Creek	California	Natural Gas	46	50%	23	Pacific Gas & Electric	2013	BBB+
Koma Kulshan	Washington	Hydro	13	49.8%	6	Puget Sound Energy	2037	BBB
Piedmont	Georgia	Biomass	53	98.0%	52	Georgia Power Company	2032	A
Delta-Person	New Mexico	Natural Gas	132	40%	53	Public Service of New Mexico	2020	BB
Rockland	Idaho	Wind	80	30%	24	Idaho Power Company	2036	BBB

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AtlanticPower Corporation

Summary of Operating Projects (continued)

Project Name	Location	Type	Total MW	Economic Interest	Electricity Purchaser	Contract Expiry	S&P Credit Rating
Calstock	Ontario	Biomass	35	100%	Ontario Electricity Financial Corp	2020	AA-
Kapuskasing	Ontario	Natural Gas	40	100%	Ontario Electricity Financial Corp	2017	AA-
Nipigon	Ontario	Natural Gas	40	100%	Ontario Electricity Financial Corp	2022	AA-
North Bay	Ontario	Natural Gas	40	100%	Ontario Electricity Financial Corp	2017	AA-
Tunis	Ontario	Natural Gas	43	100%	Ontario Electricity Financial Corp	2014	AA-
Mamquam	B.C.	Hydro	50	100%	BC Hydro	2027	AAA
Moresby Lake	B.C.	Hydro	6	100%	BC Hydro	2022	AAA
Williams Lake	B.C.	Biomass	66	100%	BC Hydro	2018	AAA
Frederickson	Washington	Natural Gas	250	50%	3 Public Utility Districts	2022	A
Greeley	Colorado	Natural Gas	72	100%	Public Service Company of Colorado	2013	A-
Manchief	Colorado	Natural Gas	300	100%	Public Service Company of Colorado	2022	A-
Naval Station	California	Natural Gas	47	100%	San Diego Gas & Electric	2019	A
Naval Training Centre	California	Natural Gas	25	100%	San Diego Gas & Electric	2019	A
North Island	California	Natural Gas	40	100%	San Diego Gas & Electric	2019	A
Oxnard	California	Natural Gas	49	100%	Southern California Edison	2020	BBB+
Curtis Palmer	New York	Hydro	60	100%	Niagara Mohawk	2027	A-
Kenilworth	New Jersey	Natural Gas	30	100%	Schering	2012	AA
Morris	Illinois	Natural Gas	177	100%	Merchant	N/A	N/A
					Equistar	2023	B+

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Atlantic Power Management Team • Breadth of experience and proven track record of performance • Strong independent board with extensive industry experience in Canada and the US Name Experience Management Team Barry Welch President & CEO • Head of John Hancock’s Bond & Corporate Finance Group • IPP developer with Thermo Electron Paul Rapisarda EVP-Commercial Development • 25 year Wall Street career • Involved in numerous advisory and principal transaction in the energy and power sectors Board of Directors Senator Irving Gerstein • Member of Senate of Canada • Student Transportation Inc. (TSX: STB) and Medical Facilities Corporation (TSX: DR) board member Ken Hartwick • President,CEO & Director, Just Energy, independent energy supplier in Canada and the U.S. (TSX: JE) John McNeil • President, BDR North America Inc., Canadian consulting firm focused on electricity and natural gas industries Holli Ladhani • EVP & CFO, Rockwater Energy Solutions • Formerly: EVP & CFO, Dynegy Inc. R. Foster Duncan • Managing Partner, SAIL Sustainable Partners of Louisiana, LLC (SAIL Capital Partners, LLC) • Formerly: EVP & CFO Cinergy Corporation; Managing Director, Advantage Capital Partners Barry Welch • President &CEO, Atlantic Power 20